Exhibit 99.7

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY

Condensed Consolidated Financial Statements

March 31, 2005

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands of dollars)
(Unaudited)

	For the Three Months Ended March 31,

	2005	2004

Revenues:
Royalty income with affiliates	$7,895	$6,765
Interest income with affiliates	6,570	3,463

Total Revenues	14,465	10,228

Costs and Expenses:
Interest expense with affiliates	(10,302)	(7,278)
Other deductions (including $(434) in 2005 and $(150) in 2004 with affiliates)	(471)	(190)

Total Costs and Expenses	(10,773)	(7,468)

Earnings before income taxes	3,692	2,760
Provision for income taxes	(341)	(165)

Net Earnings	$3,351	$2,595

See notes to condensed consolidated financial statements.

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
(in thousands of dollars, except per share amount)
(Unaudited)

	March 31, 2005	December 31, 2004

ASSETS
Current Assets:
Cash and cash equivalents	$354	$371
Accounts receivable from affiliates	7,308	8,566
Notes receivable from affiliates	12,087	—
Interest receivable from affiliates, net	25,811	19,050
Prepaid expenses	68	68

Total current assets	45,628	28,055
Long-term notes receivable from affiliates	320,000	320,000
Deferred income taxes	13,354	13,408

TOTAL ASSETS	$378,982	$361,463

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable to affiliates	$659	$2,278
Accrued interest payable to affiliates	30,533	22,792
Accrued expenses	537	207
Advance payments received	335	447
Income taxes payable	1,650	1,376
Note payable to affiliate	174,886	167,333

Total current liabilities	208,600	194,433
Long-term notes payable to affiliates	320,000	320,000

Commitments and contingencies
TOTAL LIABILITIES	528,600	514,433

Shareholders’ Deficit:
Capital shares $30.00 stated value; 250,500 shares authorized, issued and outstanding	7,515	7,515
Accumulated deficit	(157,133)	(160,484)

TOTAL SHAREHOLDERS’ DEFICIT	(149,618)	(152,969)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$378,982	$361,463

See notes to condensed consolidated financial statements.

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT
(in thousands of dollars)
(Unaudited)

	Capital Shares	Accumulated Deficit (1)	Total

Balance - December 31, 2004	$7,515	$(160,484)	$(152,969)
Earnings for the period	—	3,351	3,351

Balance - March 31, 2005	$7,515	$(157,133)	$(149,618)

(1) Accumulated Deficit reflects the excess of fair value over recorded amount of intangible assets acquired from an affiliated company of $190,000, net of a tax benefit of $5,700 and capitalization of a note receivable of $50.

See notes to condensed consolidated financial statements.

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands of dollars)
(Unaudited)

	For the Three Months Ended March 31,

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	$4,515	$8

CASH FLOWS FROM FINANCING ACTIVITIES
Change in notes with affiliates	(4,532)	—

Net cash used by financing activities	(4,532)	—

(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(17)	8
Cash and cash equivalents at beginning of year	371	462

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$354	$470

See notes to condensed consolidated financial statements.

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED  FINANCIAL STATEMENTS
(in thousands of dollars)
(Unaudited)

1.     Nature of Operations and Relationship to Foster Wheeler Ltd. and Subsidiaries

          Financial Services S.a.r.l. (the “Company”) was organized under the laws of Luxembourg and is a  subsidiary of Foster Wheeler LLC (“FWLLC”) (99.2%) and Perryville Services Company Ltd. (“Perryville”) (0.8%). FWLLC and Perryville are indirectly wholly owned subsidiaries of Foster Wheeler Ltd.  The principal operation of the Company is to provide financing to Foster Wheeler affiliates around the world. In addition,  FW Hungary Licensing Limited Liability Company (“FW Hungary”), a wholly owned subsidiary of the Company, provides the management, developing and licensing of the beneficial rights of  Foster Wheeler Ltd.’s intellectual property. FW Hungary currently licenses such rights to various Foster Wheeler affiliates outside of the United States.

          The Company’s only transactions and relationships are with its Parent and other affiliated companies as discussed in Notes 2, 3, and 5.  Currently, the Company holds notes receivable from various United States affiliates.  Accordingly, the balance sheet, statement of operations, and cash flows of the Company could differ significantly from those that would have resulted had the Company been an independent entity.

          The Company’s functional currency is the U.S. dollar.

2.     Liquidity and Going Concern

          The accompanying condensed consolidated financial statements were prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company’s ability to continue as a going concern is largely dependent on Foster Wheeler Ltd.’s ability to continue as a going concern.  Foster Wheeler Ltd. and the Company may not, however, be able to continue as a going concern. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, Foster Wheeler Ltd.’s and the Company’s ability to operate profitably, to generate cash flows from operations, collections of receivables to fund its obligations, including those resulting from asbestos-related liabilities, as well as Foster Wheeler Ltd.’s ability to maintain credit facilities and bonding capacity adequate to conduct its business.  Although Foster Wheeler Ltd. generated income in the three months ended April 1, 2005, it incurred significant operating losses in each of the years in the three-year period ended December 31, 2004, and has a shareholders’ deficit of $520,488 as of April 1, 2005.

          Management closely monitors liquidity and updates its U.S. liquidity forecasts weekly. These forecasts cover, among other analyses, existing cash balances, cash flows from operations, cash repatriations and loans from non-U.S. subsidiaries, asset sales, working capital needs, unused credit line availability and claims recoveries, if any.  Foster Wheeler Ltd.’s liquidity forecasts continue to indicate that sufficient liquidity will be available to fund Foster Wheeler Ltd.’s U.S. and foreign working capital needs throughout 2005.

          In March 2005, Foster Wheeler Ltd. entered into a new 5-year $250,000 Senior Credit Agreement.  The Senior Credit Agreement includes a $75,000 sub-limit for borrowings at a rate equal to LIBOR plus a spread.  Standby letters of credit issued under the Senior Credit Agreement will carry a fixed price throughout the life of the facility.  The Senior Credit Agreement is collateralized by the assets and/or the stock of certain of Foster Wheeler Ltd.’s domestic and foreign subsidiaries.  Foster Wheeler Ltd. paid approximately $12,900 in fees and expenses in conjunction with the execution of the Senior Credit Agreement.  Such fees, paid predominately in the first quarter of 2005, have been deferred and will be amortized to expense over the life of the agreement.

          As of April 1, 2005, Foster Wheeler Ltd. had cash and cash equivalents, short-term investments, and restricted cash totaling $333,151, compared to $390,186 as of December 31, 2004.  Of the $333,151 total at April 1, 2005, $289,306 was held by foreign subsidiaries.

          Foster Wheeler Ltd.’s domestic operating entities are cash flow positive. However, they do not generate sufficient cash flow to cover the costs related to Foster Wheeler Ltd.’s indebtedness, obligations to fund U.S. pension plans, and corporate overhead expenses. Consequently, Foster Wheeler Ltd. requires cash distributions from its non-U.S. subsidiaries in the normal course of its operations to meet its U.S. operations’ minimum working capital needs and to service its debt. Foster Wheeler Ltd.’s current 2005 forecast assumes total cash repatriation from its non-U.S. subsidiaries of approximately $87,000 from royalties, management fees, intercompany loans, debt service on intercompany loans, and dividends.  Foster Wheeler Ltd. repatriated approximately $26,400 and $13,300 from its non-U.S. subsidiaries in the first three months of 2005 and 2004, respectively.

          There can be no assurance that the forecasted foreign cash repatriation will occur, as the non-U.S. subsidiaries

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED  FINANCIAL STATEMENTS
(in thousands of dollars)
(Unaudited)

need to keep certain amounts available for working capital purposes, to pay known liabilities, and for other general corporate purposes.  Such amounts exceed, and are not directly comparable to, the foreign component of restricted cash previously noted.  In addition, certain of Foster Wheeler Ltd.’s non-U.S. subsidiaries are parties to loan and other agreements with covenants, and are subject to statutory requirements in their jurisdictions of organization that restrict the amount of funds that such subsidiaries may distribute. The repatriation of funds may also subject those funds to taxation.  As a result of these factors, Foster Wheeler Ltd. may not be able to repatriate and utilize funds held by its non-U.S. subsidiaries in the amount forecasted above.

          In September 2004, Foster Wheeler Ltd. consummated an equity-for-debt exchange in which it issued common shares, preferred shares, warrants to purchase common shares and new notes in exchange for certain of its outstanding debt securities and trust securities.  The exchange offer reduced Foster Wheeler Ltd.’s existing debt (excluding a reduction in deferred accrued interest of $31,128) by $437,041, improved shareholders’ deficit by $448,136 and when combined with the proceeds from the issuance of the new notes that were used to repay amounts that were outstanding under a previous Senior Credit Facility, eliminated substantially all material scheduled corporate debt maturities prior to 2011. After completing the exchange, Foster Wheeler Ltd. had outstanding debt obligations of $565,240 as of April 1, 2005.

          The Senior Credit Agreement and a sale/leaseback arrangement for a corporate office building have quarterly financial covenant compliance requirements.  Management’s forecast indicates that Foster Wheeler Ltd. will be in compliance with the financial covenants throughout 2005.  The forecast assumes a significant level of new contracts and improved performance on existing contracts.  However, there can be no assurance that Foster Wheeler Ltd. will be able to comply with the covenants.  If Foster Wheeler Ltd. violates a covenant under the Senior Credit Agreement or the sale/leaseback arrangement, repayment of amounts outstanding under such agreements could be accelerated and the following borrowings outstanding could also be accelerated: the 2011 Senior Notes, the 2005 Senior Notes, the Convertible Subordinated Notes, the Trust Preferred Securities, the Subordinated Robbins Facility Exit Funding Obligations, and certain of the special-purpose project debt facilities.  The total amount of Foster Wheeler Ltd. debt that could be accelerated is $460,178 as of April 1, 2005.  Foster Wheeler Ltd. would not be able to repay amounts borrowed if the payment dates were accelerated.

          Lenders under the new Senior Credit Agreement have a security interest in the stock, debt and assets of certain of Foster Wheeler Ltd.’s subsidiaries, which includes the Company.  In addition, certain of Foster Wheeler Ltd.’s subsidiaries, including the Company, have issued guarantees in favor of the lenders. The new Senior Credit Agreement requires Foster Wheeler Ltd.  to maintain certain financial ratios.

          Holders of Foster Wheeler Ltd.’s 2011 Senior Notes have a security interest in the stock, debt and assets of certain of Foster Wheeler Ltd.’s subsidiaries, which includes the Company.  In addition, certain of Foster Wheeler Ltd.’s subsidiaries, including the Company, have issued guarantees in favor of the holders of the 2011 Senior Notes. The 2011 Senior Notes contain incurrence covenants that limit Foster Wheeler Ltd.’s ability to undertake certain actions including incurring debt, making certain payments and investments, granting liens, selling assets and entering into specific intercompany transactions, among others.  Management monitors these covenants to ensure Foster Wheeler Ltd. remains in compliance with the indenture.

          Since January 15, 2002, Foster Wheeler Ltd. has exercised its right to defer payments on the Trust Preferred Securities.  The aggregate liquidation amount of the Trust Preferred Securities at April 1, 2005 was $71,177 after completing the equity-for-debt exchange.  The previous Senior Credit Facility required Foster Wheeler Ltd. to defer the payment of the dividends on the Trust Preferred Securities; while the new Senior Credit Agreement requires the approval of the lenders to make payments on the Trust Preferred Securities to the extent such payments are not contractually required by the underlying Trust Preferred Securities agreements.  Accordingly, no dividends were paid during the first three months of 2005 or during fiscal year 2004.  As of April 1, 2005, the amount of dividends deferred plus accrued interest approximates $25,549.  Foster Wheeler Ltd. intends to continue to defer payment of the dividends on the Trust Preferred Securities until January 15, 2007 - the full term allowed by the underlying agreement.  Once the deferred dividend obligation has been satisfied, Foster Wheeler Ltd. has the right to defer subsequent dividend payments for an additional 20 consecutive quarters.

          Foster Wheeler Ltd.’s inability to operate profitably in recent fiscal years and to generate cash flows from operations, its reliance on repatriated cash from its foreign subsidiaries to fund its domestic obligations, and its obligations to maintain minimum debt covenants to avoid possible acceleration of its debt, raises substantial doubt about Foster Wheeler Ltd.’s and the Company’s ability to continue as a going concern.

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED  FINANCIAL STATEMENTS
(in thousands of dollars)
(Unaudited)

3.      Purchase of FW Hungary Licensing Limited Liability Company

          In December 2003, the Company acquired 100% of FW Hungary, previously a wholly owned subsidiary of FW Technologies Holding, LLC (“FW Tech Holding”), for approximately $50,000. The transaction was financed by issuing a $42,500 demand note payable bearing interest at 9% to FW Tech Holding and by issuing additional ownership interest in the Company with an approximate value of $7,500 to Perryville, in exchange for their respective 85% and 15% ownership interests in FW Hungary. The Company has reflected this transaction as a reorganization of companies under common control. Accordingly, the accompanying condensed consolidated financial statements include the activity of FW Hungary in the consolidated balance sheet, results of operations and condensed cash flows for all periods presented.

4.     Summary of Significant Accounting Policies

          The consolidated balance sheet as of March 31, 2005 and the related consolidated statements of operations and condensed consolidated statement of cash flows for the three-month periods ended March 31, 2005 and 2004, are unaudited.  The consolidated balance sheet as of December 31, 2004 has been derived from the 2004 audited financial statements. In the opinion of management, all adjustments necessary for a fair presentation of such financial statements have been included. Such adjustments only consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

          A summary of the Company’s significant accounting policies is presented below.  There has been no material change in the accounting policies followed by the Company during the first quarter of 2005.

          Principles of Consolidation —  The condensed consolidated financial statements include the accounts of the Company and its  wholly owned foreign subsidiary. All intercompany transactions and balances have been eliminated.

          The Company’s fiscal year ends December 31.

          Use of Estimates — The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates. Changes in estimates are reflected in the periods in which they become known.  The most significant estimates relate to the collection of notes, interest receivable and royalty income from affiliates and taxes.

          Revenue Recognition — Revenue is recognized on the accrual basis. The Company’s primary source of revenue is interest income and royalty income from affiliated companies.

          Cash and Cash Equivalents — Cash and cash equivalents include highly liquid short-term investments purchased with original maturities of three months or less.

          Accounts and Interest Receivable from Affiliates —  Accounts receivable and interest receivable consists of amounts due from related parties (presented at net realizable value). See Note 5.

          Income Taxes — The Company files a tax return in Luxembourg. Income tax expense in the Company’s consolidated statement of operations has been calculated on a separate company basis for its subsidiary that files a tax return in its foreign jurisdiction. The Company has an agreement with the Luxembourg tax jurisdiction whereby the Company is required to pay a minimum tax. Provision is made for foreign income taxes payable by the Company’s subsidiary in Hungary at the statutory rate of 4%. New Hungarian legislation will increase the statutory rate to 16% with certain exemptions which will bring the effective tax rate for the Company to 8% effective January 1, 2006. In addition, royalty income from foreign sources of the Company’s subsidiary is subject to foreign tax withholding.

          Deferred income taxes are provided on a liability method whereby deferred tax assets/liabilities are established for the difference between financial reporting and income tax basis of assets and liabilities, as well as operating loss carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets were adjusted to reflect the increase in the Hungarian tax rates described above.

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED  FINANCIAL STATEMENTS
(in thousands of dollars)
(Unaudited)

5.     Related Party Transactions

          The Company acquired $405,000 of notes receivable from various affiliated companies through assignment by FWLLC on May 25, 2001. The notes were at interest rates ranging from 7.00% to 8.50%. In exchange for these notes, the Company assumed the obligation to finance $405,000 of  FWLLC’s debt and the related carrying charges. The debt was at interest rates ranging from 6.75% to 9.00%.

          On April 1, 2003, the Company transferred $205,000 of its notes receivable and $205,000 of its notes payable back to FWLLC. The interest rate on the remaining notes receivable was also changed to 6.85% per annum on April 1, 2003. The balance of the note payable was at an interest rate of  6.75% per annum from April 1, 2003 until September 24, 2004. On September 24, 2004, as a result of the Foster Wheeler Ltd. equity-for-debt exchange discussed in Note 2, the interest rate on the obligations assumed by the Company changed to a weighted-average rate of 7.71107% per annum. The debt matures on November 15, 2005 ($11,417), on September 24, 2011 ($141,437), and on May 1, 2016 ($47,146) .

          On September 24, 2004 the  Company acquired  a $120,000 demand note receivable which bears interest at 10.45275% from an affiliated company through assignment by FWLLC. In exchange for this note, the Company assumed the obligation to finance $120,000 of  FWLLC’s debt and the related carrying charges. The debt was at an interest rate of 10.359%.

          Interest income on the notes receivable recognized for the three months ended March 31, 2005 and 2004 amounted to  $6,570 and $3,463, respectively.  Interest receivable on those notes amounted to $25,811 and $19,050 as of March 31, 2005 and December 31, 2004, respectively. Reflected in the consolidated balance sheet, due to the uncertainty of collection based on the going concern issue addressed in Note 2, the Company reduced intercompany interest receivable from U.S. affiliates and charged accumulated deficit.  A charge to accumulated deficit was recorded in the amounts of $0 and $31 for the periods ended March 31, 2005 and December 31, 2004, respectively, to reflect the excess of interest receivable over interest payable to affiliates.  See below for a discussion of the Company’s credit risk.

          Interest expense on the notes payable recognized for the three months ended March 31, 2005 and 2004, amounted to $6,532 and $7,278, respectively.  Interest payable to FWLLC as of March 31, 2005 and December 31, 2004 was $16,675 and $12,637, respectively.

          The Company is required to fund its obligations to FWLLC only to the extent it collects amounts due on its notes receivable from affiliates. See Note 2 for contingencies associated with the affiliates’ ability to repay the debt. To the extent that any amounts of the notes receivable become uncollectible, FWLLC agrees to assume the obligation of the Company pursuant to the Note Transfer and Debt Assumption Agreement dated May 25, 2001. In addition, the Company agrees to the extent the obligation for the notes payable is reduced for whatever reason, the Company’s rights to those notes receivable will correspondingly be transferred to FWLLC. As a result, the Company has no credit risk relating to the notes receivable.

          FW Hungary made an investment in Foster Wheeler Licensing Services G.P. (“FWLS”) of $190,000 on December 22, 2000 through the issuance of a $190,000 note payable to FWLS, which was later assigned to FWLLC.  FWLS held licensed property that included intellectual property, confidential information, licensing rights and marketing intangibles of Foster Wheeler Ltd.  On May 18, 2001, FWLS was dissolved and FW Hungary acquired the licensed property in exchange for its ownership interest.  The transfer of the licensed property was seen as a transaction between entities under common control.  As a result, the licensed property was recorded at its carrying value of zero. The note payable has a balance of $124,252 at March 31, 2005 and December 31, 2004, and bears interest at an annual rate of 9.0%.  For the three months ended March 31, 2005 and 2004, interest expense was $3,760 and $0, respectively.  Unpaid interest at March 31, 2005 and December 31, 2004, was $13,858 and $10,155, respectively.

          FW Hungary enters into licensing agreements as a Licensor of LP to certain foreign affiliates of Foster Wheeler Ltd. The affiliates pay a royalty to FW Hungary based on an agreed upon range of between 1.0% and 4.0% of the affiliates’ current year net revenues (operating revenues less intercompany revenues). These agreements are for one-year periods with the right of extension and revision. Royalty income is calculated and billed on a quarterly basis. For the three months ended March 31, 2005 and 2004, royalty income was  $7,895 and $6,765, respectively.

          Accounts receivable from affiliates at March 31, 2005 and December 31, 2004, represents unpaid royalty fees of $7,308 and $8,566, respectively.

          On January 1, 2001, FW Hungary entered into a Cost Sharing Agreement with certain Foster Wheeler affiliates to share their collective knowledge and to jointly develop Intangible Property. The costs of developing this property allocable to FW Hungary shall be fifty percent of the pretax net expenses of the affiliates for the year. The agreement is effective for five years and shall automatically renew for additional two-year terms unless FW Hungary or affiliates give thirty days notice prior to the end of the term or any renewal term. The amount of costs incurred under this agreement for

FINANCIAL SERVICES S.a.r.l. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED  FINANCIAL STATEMENTS
(in thousands of dollars)
(Unaudited)

the three months ended March 31, 2005 and 2004 was $434 and $150, respectively. As of March 31, 2005 and December 31, 2004, $0 and $2,225, respectively, were payable to affiliates pursuant to this agreement.

          In March 2005, FW Hungary entered into a note agreement with FW Energia Oy in the amount of 6,000 Euros ($7,778 USD at March 31, 2005).  This note is an interest bearing note at an annual interest rate of 3.1%.  Interest income for the three months ended March 31, 2005 was $10. FW Hungary also entered into a note agreement in March 2005 with FW LLC in the amount of $4,308.  This note is non-interest bearing.

          Foster Wheeler, Inc., an indirectly wholly owned subsidiary of Foster Wheeler Ltd., acts as a banking agent to the Company, managing cash and financing requirements as needed by the Company, and charges interest on advances made to the Company, if any.

          All of the related party transactions discussed above are eliminated in the Foster Wheeler Ltd. and Subsidiaries Consolidated Balance Sheet as of April 1, 2005, and December 31, 2004 and the related Consolidated Statements of Operations and Condensed Cash Flows for the three months ended April 1, 2005 and March 26, 2004.

          The Management of Foster Wheeler Ltd. has considered whether there are any costs borne by affiliates of the Company that should be allocated to the Company and has determined that these costs, if any, are immaterial.

6.     Income Taxes

          The difference between the statutory and effective tax rate for the three months ended March 31, 2005 and 2004 is due to foreign tax rates different than the statutory rate, foreign withholding taxes and nondeductible losses.  The effective tax rate for the three months ended March 31, 2005 and 2004 is 9.2% and 6.0%, respectively.  The variance in the effective tax rate for the three months ended March 31, 2005 compared with the three months ended March 31, 2004 is due primarily to an increase in foreign withholding taxes net of foreign tax credits in 2005 and the utilization of the tax loss in 2004.